UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 17, 2011

AMERICAN LORAIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation)		identification no.)

Beihuan Road
Junan County
Shandong, China 276600
(Address of Principal Executive Offices)
(Zip Code)

(86) 539-7318818
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The final voting results of each of the matters submitted to a vote of security holders during the Company’s annual meeting of shareholders held on November 17, 2011 were as follows:

1.	Election of Directors:

	For	Withheld
Si Chen	23,734,426	131,088
Yundong Lu	23,729,631	135,833
Maoquan Wei	23,733,426	132,088
Dekai Yin	23,736,731	128,783
Yongjun Li	23,732,731	132,783
Tad M. Ballantyne	23,734,951	130,563

2.	Ratification of Samuel H. Wong & Co., LLP as registered pubic accountants:

For	Against	Abstain	Broker Non-Votes
25,284,332	3,238,605	8,716	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Lorain Corporation

By: /s/ Chen Si
Name: Chen Si
Title: Chief Executive Officer

Date: November 21, 2011